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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2002
Date of Report
(Date of earliest event reported)

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25984 (Commission File Number)	95-4610936 (IRS Employer Identification No.)
30101 Agoura Court #222, Agoura Hills, California (Address of principal executive offices)		91301 (Zip Code)

Registrant's telephone number, including area code (818)597-0042

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.    Bankruptcy and Item 5. Other Events

        On April 11, 2002, SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their First Amended Chapter 11 Joint Plan of Reorganization and First Amended Disclosure Statement with the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.171 and Exhibit 99.172.

        The First Amended Chapter 11 Joint Plan of Reorganization and First Amended Disclosure Statement (collectively, the "Plan") are subject to further amendment. Interested parties will be notified of all hearings in the Bankruptcy Court regarding the Plan. The Plan is subject to approval by the Bankruptcy Court and there can be no assurance that the Plan will be approved, or approved under substantially the same terms as filed herewith.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.171	First Amended Chapter 11 Joint Plan of Reorganization
99.172	First Amended Disclosure Statement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)
Date	April 16, 2002	/s/ Alex Corbett
(Signature)*
Alex Corbett Senior Vice President and Chief Financial Officer

        *Print name and title of the signing officer under his signature.

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INFORMATION TO BE INCLUDED IN THE REPORT
  Item 3. Bankruptcy and Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
SIGNATURES